SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: September 2, 2014

Actua Corporation

(formerly known as ICG Group, Inc.)

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 2, 2014, ICG Group, Inc. (the “Company”) amended and restated its Fifth Amended and Restated 2005 Omnibus Equity Compensation Plan (the “Equity Plan”) to reflect the change of the Company’s corporate name to “Actua Corporation.” No other changes were made to the Equity Plan. A copy of the Equity Plan, as amended, is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 2, 2014, the Company filed its Fourth Amendment of Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to change its corporate name to “Actua Corporation.” No other changes were contained in the Charter Amendment. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is hereby incorporated by reference.

Effective September 2, 2014, the Company amended and restated its Second Amended and Restated By-Laws (the “By-Laws”) to reflect the change of the Company’s corporate name to “Actua Corporation.” No other changes were made to the By-Laws. A copy of the By-Laws, as amended, is attached hereto as Exhibit 3.2 and is hereby incorporated by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Effective September 2, 2014, the Company amended and restated its Corporate Code of Conduct (the “Code of Conduct”) to reflect the change of the Company’s corporate name to “Actua Corporation.” No other changes were made to the Code of Conduct. A copy of the Code of Conduct, as amended, is attached hereto as Exhibit 14.1 and is hereby incorporated by reference.

Item 8.01	Other Events

On September 3, 2014, the Company issued a press release announcing, among other things, the change of its corporate name to “Actua Corporation,” the corresponding change of its NASDAQ Stock Market LLC ticker symbol to “ACTA” and the launch of its new website, www.actua.com. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The new CUSIP number for the Company’s common stock is 005094 107.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Fourth Amendment of Restated Certificate of Incorporation of ICG Group, Inc.

3.2	Actua Corporation Third Amended and Restated By-Laws

10.1	Actua Corporation Sixth Amended and Restated 2005 Omnibus Equity Compensation Plan

14.1	Actua Corporation Corporate Code of Conduct

99.1	Press Release issued September 3, 2014 by Actua Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: September 3, 2014	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amendment of Restated Certificate of Incorporation of ICG Group, Inc.

3.2	Actua Corporation Third Amended and Restated By-Laws

10.1	Actua Corporation Sixth Amended and Restated 2005 Omnibus Equity Compensation Plan

14.1	Actua Corporation Corporate Code of Conduct

99.1	Press Release issued September 3, 2014 by Actua Corporation

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